UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2010

TIMBERJACK SPORTING SUPPLIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52352	20-3336507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Linyi Chan Tseng Wood Co., Ltd. Daizhuang Industrial Zone, Yitang Town Lanshan District, Linyi City, Shandong People’s Republic of China 276000
(Address of principal executive offices) (Zip Code)

+86 5398566168
(Registrant’s telephone number, including area code)

c/o Paragon Capital LP 110 East 59th Street, 29th Floor New York, NY 10022
(Former name or former address, if changed since last report)

––––––––––––––––
Copies to:
Richard I. Anslow, Esq.
Eric M. Stein, Esq.
Yarona Y. Liang, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This 8-K/A is being filed solely to respond to comments in Item 4.01 Changes in Registrant’s Certifying Accountant to include language regarding the Company’s ability to continue as a going concern as disclosed in Conner’s reports and to disclose that there were no disagreements with our former accountant, associated with the original Form 8-K filed on October 1, 2010.

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 29, 2010, our Board dismissed Conner & Associates, PC (“Conner”) as our current independent registered public accounting firm, and on September 30, 2010, we engaged a new independent registered public accounting firm, Parker Randall CF (H.K.) CPA Limited, Certified Public Accountants, (“Parker Randall”), to serve as the Company’s independent auditor. Pursuant to Item 304(a) of Regulation S-K under the Securities Act and under the Exchange Act, the Company reports as follows:

(a) Dismissal of Current Independent Registered Public Accounting Firm.

i
On September 29, 2010, we dismissed Conner as our current independent registered public accounting firm in connection with the Share Exchange transaction and because Parker Randall is the auditor for Chine Victory.

ii
The Company’s Board of Directors participated in and approved the decision to dismiss our current independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on September 29, 2010.

iii
Conner’s audit reports on the financial statements of the Company for the years ended September 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles , other than an explanatory paragraph regarding our ability to continue as a going concern.

iv
Since January 19, 2009, the date the Company engaged Conner as our independent registered public accounting firm in connection with Conner’s audits of the Company’s annual financial statements as of and for the years ended September 30, 2009 and 2008 and Conner’s reviews of the Company’s quarterly interim unaudited financial information from December 30, 2009 through June 30, 2010 and for any subsequent interim period through the date of dismissal on September 29, 2010 ,  there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Conner to make reference in connection with Conner’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended September 30, 2009 and 2008 and quarterly interim unaudited financial information from December 30, 2009 through June 30, 2010 and for any subsequent interim period through the date of dismissal on September 29, 2010 , there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Conner with a copy of this Current Report on Form 8-K and requested that Conner furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Conner, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On September 30, 2010, the Board appointed Parker Randall as the Company’s new independent registered public accounting firm. The decision to engage Parker Randall was approved by the Company’s Board of Directors on September 30, 2010.

ii
Prior to September 30, 2010, the Company did not consult with Parker Randall regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired

None.

(b)  Pro Forma Financial Information

None.

(c)  Shell Company Transactions

None.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Conner & Associates, PC, dated October [ ], 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERJACK SPORTING SUPPLIES INC.

Dated: October 13 , 2010	By:	/s/ Zhikang Li
Zhikang Li
Chief Executive Officer and Director

Dated: October 13 , 2010	By:	/s/Hang Sang (Randolph) Lau
Hang Sang (Randolph) Lau
Chief Financial Officer